UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2007

CABELA’S INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32227	20-0486586
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Cabela Drive, Sidney, Nebraska	69160
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (308) 254-5505

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A to the Current Report on Form 8-K filed by Cabela’s Incorporated (the “Company”) on March 14, 2007 (the “Original Report”), is filed solely to correct an error in the original EDGAR submission which incorrectly tagged Exhibit 1 causing such exhibit to be unavailable on the Securities and Exchange Commission's website.  No changes to the information contained in the Original Report have been made. The complete text of the Original Report is set forth below.

Item 1.01     Entry into a Material Definitive Agreement.

On March 8, 2007, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Wachovia Capital Markets, LLC, as sole underwriter (the “Underwriter”), and J.P. Morgan Partners (BHCA), L.P., J.P. Morgan Partners Global Investors, L.P., J.P. Morgan Partners Global Investors (Cayman), L.P., J.P. Morgan Partners Global Investors (Selldown), L.P., J.P. Morgan Partners Global Investors A, L.P., J.P. Morgan Partners Global Investors (Cayman) II, L.P., and Fulcrum Growth Partners, L.L.C. (collectively, the “Selling Stockholders”). The Underwriting Agreement provides for the sale by the Selling Stockholders of 4,736,868 shares of the Company's common stock. The Underwriting Agreement contains customary representations, warranties, and agreements by the Company and the Selling Stockholders, and customary conditions to closing, indemnification rights, obligations of the parties, and termination provisions. The Company and Fulcrum Growth Partners, L.L.C. have agreed with the Underwriter not to sell, dispose of, or hedge any shares of the Company's common stock or securities convertible into or exchangeable for shares of the Company's common stock, subject to specified exceptions, for 30 days after the date of the prospectus supplement. The offering is being made pursuant to the Company's effective shelf registration statement on Form S-3 (Registration No. 333-128100), as supplemented by the prospectus supplement dated March 8, 2007.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is filed as Exhibit 1 hereto and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

1     Underwriting Agreement dated March 8, 2007, among Cabela’s Incorporated, Wachovia Capital Markets, LLC, and the Selling Stockholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABELA’S INCORPORATED

Dated: March 14, 2007	By:	/s/ Ralph W. Castner
Ralph W. Castner
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

1	Underwriting Agreement dated March 8, 2007, among Cabela’s Incorporated, Wachovia Capital Markets, LLC, and the Selling Stockholders